SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date earliest event reported) June 14, 2010

Commission File Number	Registrant, State of Incorporation, Address of Principal Executive Offices, Telephone Number, and IRS Employer Identification No.	Commission File Number	Registrant, State of Incorporation, Address of Principal Executive Offices, Telephone Number, and IRS Employer Identification No.
1-10764	ENTERGY ARKANSAS, INC. (an Arkansas corporation) 425 West Capitol Avenue Little Rock, Arkansas 72201 Telephone (501) 377-4000 71-0005900	1-31508	ENTERGY MISSISSIPPI, INC. (a Mississippi corporation) 308 East Pearl Street Jackson, Mississippi 39201 Telephone (601) 368-5000 64-0205830
0-20371	ENTERGY GULF STATES LOUISIANA, L.L.C. (a Louisiana limited liability company) 446 North Boulevard Baton Rouge, Louisiana 70802 Telephone (800) 368-3749 74-0662730	0-05807	ENTERGY NEW ORLEANS, INC. (a Louisiana corporation) 1600 Perdido Street, Building 529 New Orleans, Louisiana 70112 Telephone (504) 670-3700 72-0273040
1-32718	ENTERGY LOUISIANA, LLC (a Texas limited liability company) 446 North Boulevard Baton Rouge, LA 70802 Telephone (800) 368-3749 75-3206126

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ]      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

Entergy Arkansas, Inc.

On June 14, 2010, in lieu of a meeting, the sole holder of all of the issued and outstanding common stock of Entergy Arkansas by written consent elected the following individuals as directors of Entergy Arkansas:  Hugh T. McDonald, Leo P. Denault, Mark T. Savoff and Gary J. Taylor.

Entergy Gulf States Louisiana, L.L.C.

On June 14, 2010, in lieu of a meeting, the sole holder of all of the issued and outstanding common membership interests of Entergy Gulf States Louisiana by written consent elected the following individuals as directors of Entergy Gulf States Louisiana:  William M. Mohl, Leo P. Denault, Mark T. Savoff and Gary J. Taylor.

Entergy Louisiana, LLC

On June 14, 2010, in lieu of a meeting, the sole holder of all of the issued and outstanding common membership interests of Entergy Louisiana by written consent elected the following individuals as directors of Entergy Louisiana:  William M. Mohl, Leo P. Denault, Mark T. Savoff and Gary J. Taylor.

Entergy Mississippi, Inc.

On June 14, 2010, in lieu of a meeting, the sole holder of all of the issued and outstanding common stock of Entergy Mississippi by written consent elected the following individuals as directors of Entergy Mississippi:  Haley R. Fisackerly, Leo P. Denault, Mark T. Savoff and Gary J. Taylor.

Entergy New Orleans, Inc.

On June 14, 2010, in lieu of a meeting, the sole holder of all of the issued and outstanding common stock of Entergy New Orleans by written consent elected the following individuals as directors of Entergy New Orleans:  Roderick K. West, Charles L. Rice, Jr. and Gary J. Taylor.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Entergy Arkansas, Inc.
Entergy Gulf States Louisiana, L.L.C.
Entergy Louisiana, LLC
Entergy Mississippi, Inc.
Entergy New Orleans, Inc.

By:  /s/  Robert D. Sloan
Robert D. Sloan
Executive Vice President, General Counsel and
Secretary

Dated:  June 18, 2010